Exhibit 10.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements of Elbit Systems Ltd. on Forms S-8 (File Nos. 333-9354 and 333-139512) pertaining to the employees stock option plan of our report dated February 25, 2008, with respect to the financial statements of Tadiran Spectralink Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2007.

By:	/s/ Brightman Almagor & Co.

Brightman Almagor & Co.

A member firm of Deloitte Touche Tohmatsu

May 27, 2008